                                EXHIBIT 23

ERNST & YOUNG LLP      - Suite 1700                   - Phone: 313 596 7100
                         500 Woodward Avenue
                         Detroit, Michigan 48226-3426



                      CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in (1) the Registration Statement (Form S-8, Number 33-15064, dated June 17, 1987, pertaining to the Chemical Financial Corporation 1987 Award and Stock Option Plan, (2) the Registration Statement (Form S-8, Number 33-40792, dated May 21, 1991) pertaining to the Chemical Financial Corporation 401(k) Savings Plan and in the related Prospectus, (3) the Registration Statement (Form S-8, Number 33-47356, dated April 28, 1992) pertaining to the Chemical Financial Corporation 1992 Stock Purchase Plan for Subsidiary Directors and (4) the Registration Statement (Form S-8, Number 333-38511, dated October 22, 1997) pertaining to the Chemical Financial Corporation 1997 Stock Incentive Plan of our report dated January 20, 1998 with respect to the consolidated financial statements of Chemical Financial Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1997.

We consent to the incorporation by reference in (1) the Registration Statement (Form S-8, Number 33-40792, dated May 21, 1991) pertaining to the Chemical Financial Corporation 401(k) Savings Plan and in the related Prospectus of our report dated January 30, 1998, with respect to the financial statements and schedules of the Chemical Financial Corporation 401(k) Savings Plan included in the Annual Report (Form 10-K) for the year ended December 31, 1997 and (2) the Registration Statement (Form S-8, Number 33-47356, dated April 28, 1992) pertaining to the Chemical Financial Corporation 1992 Stock Purchase Plan for Subsidiary Directors and in the related Prospectus of our report dated January 14, 1998, with respect to the financial statements of the Chemical Financial Corporation 1992 Stock Purchase Plan for Subsidiary Directors included in the Annual Report (Form 10-K) for the year ended December 31, 1997.


                                                       s/ Ernst & Young LLP


March 20, 1998






    Ernst & Young LLP is a member of Ernst & Young International, Ltd.